Exhibit 99.2

IRET

Fourth Quarter Fiscal 2008
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2008

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	12 Main Street South Minot, ND 58701 Tel: 701-837-4738 Fax: 701-837-7117 www.iret.com

Supplemental Financial and Operating Data
Table of Contents
April 30, 2008

Page

Company Background and Highlights	2

Investment Cost by Segment

Key Financial Data
Condensed Consolidated Statements of Operations	5
Condensed Consolidated Balance Sheets	6
Funds From Operations	7
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Capital Analysis	10

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	11
Net Operating Income Detail	12-15
Stabilized Properties and Overall Economic Occupancy Levels by Segment	16

Tenant Analysis
Commercial Leasing Summary	17-18
Multi-Family Residential Summary	19
10 Largest Tenants - Based on Annualized Base Rent	20
Lease Expirations as of April 30, 2008	21

Growth and Strategy
Fiscal 2008 Acquisition Summary	22
Fiscal 2007 and 2008 Development Summary	23

Company Background and Highlights
Fourth Quarter Fiscal 2008

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, office, medical (including senior housing), industrial and retail segments.

Through the fourth quarter of fiscal year 2008, IRET has acquired $154.7 million in assets, consisting of four office/warehouse properties, fifteen medical office properties (including eight senior housing facilities), three office building and one multi-family residential property.  During fiscal year 2008, the Company sold a small office property located in Minnetonka, Minnesota, and two small apartment properties located in Harvey, North Dakota and Devils Lake, North Dakota, respectively, for sales prices totaling approximately $1.4 million.  IRET also completed the development of a 67-unit apartment building during the third quarter of fiscal year 2008.

In March 2008, IRET acquired five senior housing facilities with a total of 237 units/beds for an aggregate purchase price (excluding closing costs) of $32.1 million. IRET acquired the facilities from affiliates of Edgewood Vista Senior Living, Inc. ("Edgewood Vista"), a developer and operator of senior living communities with which IRET has had an existing long-term business relationship.

In February 2008, IRET acquired 100% of the member interests in limited liability companies owning three senior housing facilities with a total of 92 units/beds for an aggregate purchase price (excluding closing costs) of $12.6 million, also from affiliates of Edgewood Vista.  The eight facilities that IRET acquired are located in Minnesota, Montana, Nebraska, North Dakota and South Dakota, and are leased to subsidiary companies of Sunwest Management, Inc. ("Sunwest"). Sunwest, one of the largest private senior housing operators and developers in the United States, currently owns and operates approximately 250 senior housing properties located in 39 states, and is acquiring the assets of Edgewood Vista.

As part of the acquisition transactions summarized above, during the fourth quarter IRET also bought out certain options held by its tenant, Edgewood Vista, to purchase eleven existing senior housing facilities owned by IRET and leased by Edgewood Vista. IRET paid approximately $14.8 million to Edgewood Vista to extinguish purchase options on these eleven senior housing facilities, which have a total of 741 units/beds and are located in Bismarck, North Dakota; Spearfish, South Dakota; Brainerd, Minnesota; Hermantown, Minnesota (two facilities); Omaha, Nebraska; Fremont, Nebraska; Hastings, Nebraska; Kalispell, Montana; Missoula, Montana, and Virginia, Minnesota. IRET has leased these locations to subsidiaries of Sunwest.

In March 2008, IRET closed on its acquisition of a portfolio of six medical office properties located in the greater Minneapolis, Minnesota metropolitan area. In regard to three of the six buildings, the Company acquired leasehold interests only. IRET paid $6.9 million in cash for the portfolio, assumed existing financing totaling approximately $17.8 million, placed new financing of $21.9 million, and caused the issuance of approximately 567,000 limited partnership units of its operating partnership, IRET Properties, valued at $9.45 per unit or approximately $5.4 million in total, for a total aggregate consideration for the portfolio of $52.0 million, excluding acquisition costs, and excluding costs totaling approximately $1.7 million associated with the early prepayment of the debt encumbering four of the six locations. The portfolio was purchased from a group of local private investors who developed the properties.

Also in March 2008, IRET acquired an approximately 198,708 sq. ft., one-story office/warehouse property located in Eagan, Minnesota, for a purchase price of $6.4 million, excluding closing costs but including the issuance of approximately 315,428 units of its operating partnership, IRET Properties, valued at $9.53 per unit or approximately $3 million in total.

IRET raised over $66 million of capital through its sale of 6.9 million common shares of beneficial interest in a public offering completed during the second quarter of fiscal year 2008.  Additionally, IRET renewed its three unsecured lines of credit, totaling $32 million, and, in April 2008, paid its 148th consecutive quarterly distribution per common share/unit at equal or increasing rates.  During the third quarter of fiscal year 2008, the Company’s Distribution Reinvestment Plan was revised to add a voluntary cash contribution feature, permitting shareholders participating in the plan to make optional cash payments of $250 to $3,000 per month to purchase IRET common shares at a discount (currently 5%) from the market price.

Subsequent Events: Closed and Pending Acquisitions.  Subsequent to its April 30, 2008 fiscal year end, the Company closed on the acquisition of several small apartment buildings in Minot, North Dakota, with a total of 52 units, for a total purchase price of $2.5 million, including the issuance to the seller of 191,596 UPREIT units valued at $10.20 per unit.  The Company also acquired, subsequent to its fiscal 2008 year end, a parcel of vacant land in Bismarck, North Dakota, for a purchase price of $575,763.  This vacant parcel adjoins the Company’s existing Cottonwoods apartment complexes in Bismarck.

As of April 30, 2008, the Company had signed purchase agreements to acquire a 36-unit multi-family apartment complex in Isanti, Minnesota, for a purchase price of $3.1 million, and an office building in Bismarck, North Dakota, for a purchase price of $2.2 million.  These pending acquisitions are subject to various closing conditions and contingencies, and no assurances can be given that these transactions will be completed.

The Company also continues to work to close a previously-announced proposed acquisition of a two-building senior housing complex located in Minot, North Dakota, consisting of two single-story facilities containing approximately 93,708 square feet and 9,693 square feet, respectively, with a combined total of 184 units/beds, for a purchase price of $14.8 million.  The Company had expected to close this acquisition prior to its April 30, 2008 fiscal year end; negotiations with the sellers and lenders to the project are continuing, but the Company currently has no firm estimate of when this proposed acquisition transaction may be completed, or negotiations terminated. This pending acquisition is subject to various closing conditions and contingencies, and no assurances can be given that this transaction will be completed.

As of April 30, 2008, IRET owns a diversified portfolio of 235 properties consisting of 72 multi-family residential properties, 65 office properties, 48 medical properties (including senior housing), 17 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 37 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (symbols:  IRET and IRETP)

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2007 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Properties included in Fourth Quarter Fiscal 2008 Acquisitions

Fairview South Physicians Building	303 Ridgeview Medical Office Building
Edina, MN	Burnsville, MN

Riverside Park Plaza Building	Eagan Medical Building
Minneapolis, MN	Eagan, MN

Investment Cost by Segment as of April 30, 2008

With investments in the multi-family residential, commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s balanced portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

	Twelve Months Ended				Three Months Ended
OPERATING RESULTS	04/30/2008		04/30/2007		04/30/2008		01/31/2008		10/31/2007		07/31/2007		04/30/2007
Real estate revenue	$221,170		$197,538		$58,962		$54,424		$54,211		$53,573		$53,666
Real estate expenses	87,405		76,332		23,911		21,567		21,053		20,874		21,633
Net operating income	133,765		121,206		35,051		32,857		33,158		32,699		32,033
Interest	(63,439)		(58,424)		(16,470)		(15,840)		(15,687)		(15,442)		(15,323)
Depreciation/amortization	(51,518)		(45,501)		(13,974)		(12,508)		(12,504)		(12,532)		(12,164)
Administrative, advisory and trustee fees	(5,203)		(4,451)		(1,392)		(1,348)		(1,267)		(1,196)		(1,177)
Operating expenses	(1,344)		(1,240)		(291)		(343)		(457)		(253)		(307)
Non-operating income	2,760		2,665		671		1,023		431		635		695
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$15,021		$14,255		$3,595		$3,841		$3,674		$3,911		$3,757

Gain (loss) on sale of other investments	42		(38)		38		2		3		(1)		(1)
Minority interest portion of operating partnership income	(3,524)		(3,217)		(833)		(855)		(855)		(981)		(921)
Minority interest portion of other partnerships’ (income) loss	136		26		111		(11)		0		36		39
Income from continuing operations	11,675		11,026		2,911		2,977		2,822		2,965		2,874
Discontinued operations, net of minority interest	413		3,084		377		6		14		16		1,161
NET INCOME	12,088		14,110		3,288		2,983		2,836		2,981		4,035
Dividends to preferred shareholders	(2,372)		(2,372)		(593)		(593)		(593)		(593)		(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,716		$11,738		$2,695		$2,390		$2,243		$2,388		$3,442

Per Share Data
Earnings per common share from continuing operations	$.17		$.18		$.04		$.04		$.04		$.05		$.05
Earnings per common share from discontinued operations	.01		.06		.01		.00		.00		.00		.02
Net income per common share – basic & diluted	$.18		$.24		$.05		$.04		$.04		$.05		$.07

Percentage of Revenues
Real estate expenses	39.5%		38.6%		40.6%		39.6%		38.8%		39.0%		40.3%
General and administrative	2.4%		2.3%		2.4%		2.5%		2.3%		2.2%		2.2%

Ratios
EBITDA/Interest expense	2.02	x	1.99	x	2.04	x	1.97	x	2.01	x	2.04	x	2.01	x
EBITDA/Interest expense plus preferred distributions	1.94	x	1.91	x	1.97	x	1.90	x	1.93	x	1.97	x	1.93	x

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	04/30/2008	01/31/2008	10/31/2007	07/31/2007	04/30/2007
ASSETS
Real estate investments
Property owned	$1,648,259	$1,558,560	$1,529,063	$1,520,975	$1,489,287
Less accumulated depreciation	(219,379)	(209,400)	(199,682)	(190,127)	(180,544)
	1,428,880	1,349,160	1,329,381	1,330,848	1,308,743
Development in progress	22,856	14,734	10,553	4,853	3,498
Unimproved land	3,901	3,901	3,901	4,165	3,894
Mortgage loan receivable, net of allowance	541	548	391	393	399
Total real estate investments	1,456,178	1,368,343	1,344,226	1,340,259	1,316,534
Other assets
Cash and cash equivalents	53,481	76,392	89,302	24,647	44,516
Marketable securities – available-for-sale	420	2,160	2,090	2,046	2,048
Receivable arising from straight-lining of rents, net of allowance	14,113	13,753	13,430	13,097	12,558
Accounts receivable, net of allowance	4,163	3,842	2,279	2,980	3,171
Real estate deposits	1,379	1,103	1,601	272	735
Prepaid and other assets	349	821	1,445	1,917	568
Intangible assets, net of accumulated amortization	61,649	29,025	30,457	32,999	33,240
Tax, insurance, and other escrow	8,642	8,060	6,539	7,529	7,222
Property and equipment, net	1,467	1,487	1,486	1,476	1,458
Goodwill	1,392	1,396	1,397	1,397	1,397
Deferred charges and leasing costs, net	14,793	13,528	12,624	12,447	11,942
TOTAL ASSETS	$1,618,026	$1,519,910	$1,506,876	$1,441,066	$1,435,389

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$33,757	$29,573	$22,974	$25,205	$28,995
Mortgages payable	1,063,858	975,785	967,612	960,086	951,139
Other	978	1,019	1,161	1,103	896
TOTAL LIABILITIES	1,098,593	1,006,377	991,747	986,394	981,030

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN PARTNERSHIPS	12,609	12,768	12,781	12,818	12,925
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	161,818	155,301	154,274	159,477	156,465
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	440,187	433,645	429,236	357,614	354,495
Accumulated distributions in excess of net income	(122,498)	(115,546)	(108,474)	(102,526)	(96,827)
Accumulated other comprehensive income (loss)	0	48	(5)	(28)	(16)
Total shareholders’ equity	345,006	345,464	348,074	282,377	284,969
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,618,026	$1,519,910	$1,506,876	$1,441,066	$1,435,389

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	04/30/2008	04/30/2007	04/30/2008	01/31/2008	10/31/2007	07/31/2007	04/30/2007
Funds From Operations(1)
Net income	$12,088	$14,110	$3,288	$2,983	$2,836	$2,981	$4,035
Less dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	9,716	11,738	2,695	2,390	2,243	2,388	3,442
Adjustments:
Minority interest in earnings of Unitholders	3,677	4,299	973	858	859	987	1,390
Depreciation and amortization	51,303	45,559	13,910	12,456	12,452	12,485	12,119
(Gains)/loss on depreciable property sales	(514)	(4,602)	(510)	(2)	(3)	1	(1,616)
Funds from operations applicable to common shares and Units	$64,182	$56,994	$17,068	$15,702	$15,551	$15,861	$15,335

FFO per share and unit - basic and diluted	$0.87	$0.88	$0.22	$0.21	$0.21	$0.23	$0.23
Weighted average shares and units	73,477	64,689	78,195	75,755	70,158	68,947	67,284

(1)
Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	04/30/2008	01/31/2007	10/31/2007	07/31/2007	04/30/2007
EBITDA(1)
Net income	$3,288	$2,983	$2,836	$2,981	$4,035
Adjustments:
Minority interest portion of operating partnership income	973	858	859	987	1,390
Income before minority interest	4,261	3,841	3,695	3,968	5,425
Add:
Interest	16,470	15,840	15,687	15,442	15,366
Depreciation/amortization related to real estate investments	13,542	12,165	12,177	12,205	11,823
Amortization related to non-real estate investments	437	356	340	343	362
Amortization related to real estate revenues	(65)	(79)	(99)	(40)	(32)
Less:
Interest income	(449)	(953)	(339)	(354)	(541)
(Gain) loss on sale of real estate, land and other investments	(552)	(2)	(3)	1	(1,616)
EBITDA	$33,644	$31,168	$31,458	$31,565	$30,787

(1)
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt
2009	$15,144	$2,627	$17,771
2010	130,719	2,500	133,219
2011	83,133	0	83,133
2012	89,822	0	89,822
2013	26,371	5,389	31,760
2014	50,160	0	50,160
2015	73,244	0	73,244
2016	67,587	0	67,587
2017	163,012	0	163,012
Thereafter	352,970	1,180	354,150
Total maturities	$1,052,162	$11,696	$1,063,858

	04/30/2008	01/31/2008	10/31/2007	07/31/2007	04/30/2007
Balances Outstanding
Mortgage
fixed rate	$1,052,162	$951,112	$943,632	$938,677	$929,474
variable rate	11,696	24,673	23,980	21,409	21,665
Mortgage total	1,063,858	975,785	967,612	960,086	951,139

Weighted Average Interest Rates
Secured	6.37%	6.44%	6.36%	6.37%	6.43%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	04/30/2008		01/31/2008		10/31/2007		07/31/2007		04/30/2007
Equity Capitalization
Common shares outstanding	57,732		56,977		56,419		48,893		48,570
Operating partnership (OP) units outstanding	21,238		20,395		20,114		20,494		19,981
Total common shares and OP units outstanding	78,970		77,372		76.533		69,387		68,551
Market price per common share (closing price at end of period)	$10.20		$9.80		$10.85		$9.62		$10.55
Equity capitalization-common shares and OP units	$805,494		$758,246		$830,383		$667,503		$723,213
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$832,811		$785,563		$857,700		$694,820		$750,530

Debt Capitalization
Total mortgage debt	$1,063,858		$975,785		$967,612		$960,086		$951,139
Total capitalization	$1,896,669		$1,761,348		$1,825,312		$1,654,906		$1,701,669

Total debt to total capitalization	0.56:1		0.55:1		0.53:1		0.58:1		0.56:1

Earnings to fixed charges(1)	1.16	x	1.17	x	1.17	x	1.18	x	1.17	x
Debt service coverage ratio(2)	1.48	x	1.42	x	1.46	x	1.48	x	1.46	x

Distribution Data
Common shares and units outstanding at record date	77,675		76,698		69,363		68,523		67,638
Total common distribution paid	$13,049		$12,847		$11,584		$11,409		$11,228
Common distribution per share and unit	$0.1680		$0.1675		$0.1670		$0.1665		$0.1660
Payout ratio (FFO per share and unit basis)(3)	76.4%		79.8%		79.5%		72.4%		72.2%

(1)
The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries plus fixed charges, less capitalized interest. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

(2)
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended April 30,			Twelve months Ended April 30,
Segment	2008	2007	% Change	2008	2007	% Change
Multi-Family Residential	$8,617	$8,267	4.2%	$35,310	$34,318	2.9%
Commercial Office	8,747	8,818	(0.8%)	33,916	34,675	(2.2%)
Commercial Medical	6,751	6,470	4.3%	26,260	25,823	1.7%
Commercial Industrial	1,358	1,637	(17.0%)	6,172	6,317	(2.3%)
Commercial Retail	2,498	2,450	2.0%	9,580	9,229	3.8%
	$27,971	$27,642	1.2%	$111,238	$110,362	0.8%

1.	For 4th Quarter 2008 and 4th Quarter 2007, stabilized properties excluded:

Multi-Family Residential -
17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN; St. Cloud Student Housing, St. Cloud, MN; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.

Commercial Office -
17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS; Woodlands Plaza, Maryland Heights, MO; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI; St. Michaels, St. Michael, MN; Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -
Bloomington 2000, Bloomington, MN; Roseville 2929, Roseville, MN; Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 3785 & 2795 Highway 55, Eagan, MN.

Commercial Retail -	17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

2.	Discontinued operations include:

Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,801	$15,932	$9,154	$1,706	$3,524	$0	$47,117
Non-Stabilized	1,668	6,284	2,494	1,268	131	0	11,845
Total	18,469	22,216	11,648	2,974	3,655	0	58,962

Real estate expenses
Stabilized(1)	8,184	7,185	2,403	348	1,026	0	19,146
Non-Stabilized	879	2,731	777	346	32	0	4,765
Total	9,063	9,916	3,180	694	1,058	0	23,911

Net Operating Income (NOI)
Stabilized(1)	8,617	8,747	6,751	1,358	2,498	0	27,971
Non-Stabilized	789	3,553	1,717	922	99	0	7,080
Net operating income	$9,406	$12,300	$8,468	$2,280	$2,597	$0	$35,051

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(5,024)	$(5,912)	$(3,913)	$(932)	$(1,051)	$362	$(16,470)
Depreciation/amortization	(3,417)	(5,452)	(3,158)	(1,133)	(753)	(61)	(13,974)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,392)	(1,392)
Operating expenses	0	0	0	0	0	(291)	(291)
Non-operating income	0	0	0	0	0	671	671
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	965	936	1,397	215	793	(711)	3,595
Gain on sale of other investments	0	0	0	0	0	38	38
Minority interest portion of operating partnership income	0	0	0	0	0	(833)	(833)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	111	111
Income from continuing operations	965	936	1,397	215	793	(1,395)	2,911
Discontinued operations, net of minority interest(2)	(136)	(1)	0	0	0	514	377
NET INCOME	829	935	1,397	215	793	(881)	3,288
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$829	$935	$1,397	$215	$793	$(1,474)	$2,695

1.	For 4th Quarter 2008 and 4th Quarter 2007, stabilized properties excluded:
Multi-Family Residential -
17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN; St. Cloud Student Housing, St. Cloud, MN; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.

Commercial Office -
17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS; Woodlands Plaza, Maryland Heights, MO; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI; St. Michaels, St. Michael, MN; Barry Point, Kansas City, MO and Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -
Bloomington 2000, Bloomington, MN; Roseville 2929, Roseville, MN; Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 3785 & 2795 Highway 55, Eagan, MN.

Commercial Retail -	17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

2.	Discontinued operations include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2007
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,213	$15,750	$8,829	$1,956	$3,694	$0	$46,442
Non-Stabilized	1,117	5,304	137	497	169	0	7,224
Total	17,330	21,054	8,966	2,453	3,863	0	53,666

Real estate expenses
Stabilized(1)	7,946	6,932	2,359	319	1,244	0	18,800
Non-Stabilized	541	2,115	20	135	22	0	2,833
Total	8,487	9,047	2,379	454	1,266	0	21,633

Net Operating Income (NOI)
Stabilized(1)	8,267	8,818	6,470	1,637	2,450	0	27,642
Non-Stabilized	576	3,189	117	362	147	0	4,391
Net operating income	$8,843	$12,007	$6,587	$1,999	$2,597	$0	$32,033

Reconciliation of NOI to net income available to common shareholders
Interest	$(4,855)	$(5,718)	$(2,817)	$(648)	$(1,016)	$(269)	$(15,323)
Depreciation/amortization	(3,167)	(5,301)	(2,060)	(531)	(677)	(428)	(12,164)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,177)	(1,177)
Operating expenses	0	0	0	0	0	(307)	(307)
Non-operating income	0	0	0	0	0	695	695
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	821	988	1,710	820	904	(1,486)	3,757
Loss on sale of other investments	0	0	0	0	0	(1)	(1)
Minority interest portion of operating partnership income	0	0	0	0	0	(921)	(921)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	39	39
Income from continuing operations	821	988	1,710	820	904	(2,369)	2,874
Discontinued operations, net of minority interest(2)	(490)	1	0	0	3	1,647	1,161
NET INCOME	331	989	1,710	820	907	(722)	4,035
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$331	$989	$1,710	$820	$907	$(1,315)	$3,442

1.	For 4th Quarter 2008 and 4th Quarter 2007, stabilized properties excluded:
Multi-Family Residential -
17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN and St. Cloud Student Housing, St. Cloud, MN.

Commercial Office -
17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS and Woodlands Plaza, Maryland Heights, MO.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI and St. Michaels, St. Michael, MN.
Commercial Industrial -	Bloomington 2000, Bloomington, MN and Roseville 2929, Roseville, MN.
Commercial Retail -	17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

2.	Discontinued operations include:
Multi-Family Residential -	Park East Apartments, Fargo, ND; Clearwater apartments, Boise, ID; 405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Commercial Medical -	Wedgewood Sweetwater, Lithia Springs, GA.
Commercial Retail -	Glencoe C-Store, Glencoe, MN; Faribault Checker, Faribault, MN; Long Prairie C-Store, Long Prairie, MN; Paynesville C-Store, Paynesville, MN and Prior Lake I & III Strip Center, Prior Lake, MN.
Unimproved Land -	Long Prairie Unimproved Land, Long Prairie, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$66,900	$60,972	$34,990	$7,507	$13,720	$0	$184,089
Non-Stabilized	5,927	23,070	3,422	4,184	478	0	37,081
Total	72,827	84,042	38,412	11,691	14,198	0	221,170

Real estate expenses
Stabilized(1)	31,590	27,056	8,730	1,335	4,140	0	72,851
Non-Stabilized	3,047	9,150	1,026	1,194	137	0	14,554
Total	34,637	36,206	9,756	2,529	4,277	0	87,405

Net Operating Income (NOI)
Stabilized(1)	35,310	33,916	26,260	6,172	9,580	0	111,238
Non-Stabilized	2,880	13,920	2,396	2,990	341	0	22,527
Net operating income	$38,190	$47,836	$28,656	$9,162	$9,921	$0	$133,765

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(20,004)	$(23,459)	$(12,651)	$(3,543)	$(4,260)	$478	$(63,439)
Depreciation/amortization	(13,231)	(21,003)	(9,416)	(3,405)	(2,725)	(1,738)	(51,518)
Administrative, advisory and trustee fees	0	0	0	0	0	(5,203)	(5,203)
Operating expenses	0	0	0	0	0	(1,344)	(1,344)
Non-operating income	0	0	0	0	0	2,760	2,760
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	4,955	3,374	6,589	2,214	2,936	(5,047)	15,021
Gain on sale of other investments	0	0	0	0	0	42	42
Minority interest portion of operating partnership income	0	0	0	0	0	(3,524)	(3,524)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	136	136
Income from continuing operations	4,955	3,374	6,589	2,214	2,936	(8,393)	11,675
Discontinued operations, net of minority interest(2)	(97)	(4)	0	0	0	514	413
NET INCOME	4,858	3,370	6,589	2,214	2,936	(7,879)	12,088
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$4,858	$3,370	$6,589	$2,214	$2,936	$(10,251)	$9,716

1.	For 4th Quarter 2008 and 4th Quarter 2007, stabilized properties excluded:
Multi-Family Residential -
17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN; St. Cloud Student Housing, St. Cloud, MN; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.

Commercial Office -
17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS; Woodlands Plaza, Maryland Heights, MO; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI; St. Michaels, St. Michael, MN; Barry Point, Kansas City, MO; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -
Bloomington 2000, Bloomington, MN; Roseville 2929, Roseville, MN; Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 3785 & 2795 Highway 55, Eagan, MN.

Commercial Retail -	17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

2.	Discontinued operations include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2007
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$64,633	$60,402	$34,480	$7,394	$13,650	$0	$180,559
Non-Stabilized	2,339	13,201	303	697	439	0	16,979
Total	66,972	73,603	34,783	8,091	14,089	0	197,538

Real estate expenses
Stabilized(1)	30,315	25,727	8,657	1,077	4,421	0	70,197
Non-Stabilized	1,139	4,748	18	176	54	0	6,135
Total	31,454	30,475	8,675	1,253	4,475	0	76,332

Net Operating Income (NOI)
Stabilized(1)	34,318	34,675	25,823	6,317	9,229	0	110,362
Non-Stabilized	1,200	8,453	285	521	385	0	10,844
Net operating income	$35,518	$43,128	$26,108	$6,838	$9,614	$0	$121,206

Reconciliation of NOI to net income available to common shareholders
Interest	$(18,723)	$(20,157)	$(11,291)	$(2,325)	$(4,070)	$(1,858)	$(58,424)
Depreciation/amortization	(12,108)	(19,408)	(8,216)	(1,802)	(2,644)	(1,323)	(45,501)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,451)	(4,451)
Operating expenses	0	0	0	0	0	(1,240)	(1,240)
Non-operating income	0	0	0	0	0	2,665	2,665
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	4,687	3,563	6,601	2,711	2,900	(6,207)	14,255
Loss on sale of other investments	0	0	0	0	0	(38)	(38)
Minority interest portion of operating partnership income	0	0	0	0	0	(3,217)	(3,217)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	26	26
Income from continuing operations	4,687	3,563	6,601	2,711	2,900	(9,436)	11,026
Discontinued operations, net of minority interest(2)	(516)	(147)	(108)	0	(661)	4,516	3,084
NET INCOME	4,171	3,416	6,493	2,711	2,239	(4,920)	14,110
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$4,171	$3,416	$6,493	$2,711	$2,239	$(7,292)	$11,738

1.	For 4th Quarter 2008 and 4th Quarter 2007, stabilized properties excluded:

Multi-Family Residential -
17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN and St. Cloud Student Housing, St. Cloud, MN.

Commercial Office -
17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS and Woodlands Plaza, Maryland Heights, MO.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI and St. Michaels, St. Michael, MN.
Commercial Industrial -	Bloomington 2000, Bloomington, MN and Roseville 2929, Roseville, MN.
Commercial Retail -	17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

2.	Discontinued operations include:

Multi-Family Residential -	Park East Apartments, Fargo, ND; Clearwater apartments, Boise, ID; 405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Commercial Medical -	Wedgewood Sweetwater, Lithia Springs, GA.
Commercial Retail -	Glencoe C-Store, Glencoe, MN; Faribault Checker, Faribault, MN; Long Prairie C-Store, Long Prairie, MN; Paynesville C-Store, Paynesville, MN and Prior Lake I & III Strip Center, Prior Lake, MN.
Unimproved Land -	Long Prairie Unimproved Land, Long Prairie, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
Q4 2008 vs. Q4 2007

Segments	Stabilized Properties		All Properties
	4th QTR	4th QTR	4th QTR	4th QTR
	2008	2007	2008	2007
Multi-Family Residential	92.8%	92.4%	92.1%	92.5%
Commercial Office	89.6%	90.5%	90.8%	92.4%
Commercial Medical	95.2%	96.3%	96.1%	96.3%
Commercial Industrial	94.7%	97.4%	95.9%	97.8%
Commercial Retail	87.9%	89.3%	88.2%	89.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2008

	Three Months Ended April 30, 2008			Twelve Months Ended April 30, 2008
	New(1)	Renew(2)	4th Quarter 2008 Total	New(1)	Renew(2)	Year-To-Date Total
Gross Leasing Square Footage
Commercial Office	44,331	25,268	69,599	141,565	612,608	754,173
Commercial Medical	677,996	17,991	695,987	717,496	50,741	768,237
Commercial Industrial	6,864	42,006	48,870	76,685	43,206	119,891
Commercial Retail	10,315	34,861	45,176	40,624	121,265	161,889
Total	739,506	120,126	859,632	976,370	827,820	1,804,190

Weighted Average Term (yrs)
Commercial Office	5.0	2.5	4.0	4.6	3.9	4.2
Commercial Medical	21.0	6.0	6.0	17.6	4.8	6.4
Commercial Industrial	3.0	5.5	4.7	3.0	4.7	3.8
Commercial Retail	5.2	2.7	3.0	4.0	2.9	3.2
Total	12.0	3.3	7.8	7.2	3.6	5.2

Rental Rate Increases
Rate on Expiring Leases
Commercial Office			$13.05			$12.13
Commercial Medical			10.76			11.24
Commercial Industrial			5.38			4.23
Commercial Retail			7.52			8.91
Total			$10.73			$10.78

Rate on New and Renewal Leases
Commercial Office	$12.07	$5.06	$9.53	$13.89	$11.06	$11.59
Commercial Medical	13.30	18.49	13.43	13.89	19.38	14.25
Commercial Industrial	2.79	5.90	5.46	2.92	6.06	4.05
Commercial Retail	9.94	4.31	5.60	9.40	6.09	6.92
Total	$13.08	$7.15	$12.25	$12.84	$10.58	$11.80

Percentage Increase (Decrease)
Commercial Office			(27.0%)			(4.5%)
Commercial Medical			24.8%			26.8%
Commercial Industrial			1.5%			(4.3%)
Commercial Retail			(25.5%)			(22.3%)
Total			14.2%			9.5%

(1)	Excluding leases in place on date of acquisition.

(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2008

	4th Quarter 2008 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$739,445	$37,241	$776,686	$2,307,298	$2,258,612	$4,565,910
Commercial Medical	0	440,000	440,000	1,065,573	768,816	1,834,389
Commercial Industrial	1,000	3,000	4,000	24,630	3,000	27,630
Commercial Retail	8,003	41,530	49,533	242,689	161,022	403,711
Subtotal	$748,448	$521,771	$1,270,219	$3,640,190	$3,191,450	$6,831,640

Tenant Improvements per square foot
Commercial Office	$16.68	$1.47	$11.16	$16.30	$3.69	$6.05
Commercial Medical	0.00	24.46	0.47	1.12	15.15	1.83
Commercial Industrial	0.15	0.07	0.08	0.32	0.07	0.23
Commercial Retail	0.78	1.19	1.10	5.97	1.33	2.49
Subtotal	$0.77	$4.34	$1.16	$3.01	$3.86	$3.36

Leasing Costs
Commercial Office	$347,307	$34,380	$381,687	$986,295	$1,892,413	$2,878,708
Commercial Medical	0	47,802	47,802	303,094	130,126	433,220
Commercial Industrial	5,313	25,216	30,529	37,974	25,216	63,190
Commercial Retail	34,075	28,854	62,929	75,974	54,916	130,890
Subtotal	$386,695	$136,252	$522,947	$1,403,337	$2,102,671	$3,506,008

Leasing Costs per square foot
Commercial Office	$7.83	$1.36	$5.48	$6.97	$3.09	$3.82
Commercial Medical	0.00	2.66	0.05	0.32	2.56	0.43
Commercial Industrial	0.77	0.60	0.62	0.50	0.58	0.53
Commercial Retail	3.30	0.83	1.39	1.87	0.45	0.81
Subtotal	$0.40	$1.13	$0.48	$1.16	$2.54	$1.72

Tenant Improvements and Leasing Costs
Commercial Office	$1,086,752	$71,621	$1,158,373	$3,293,593	$4,151,025	$7,444,618
Commercial Medical	0	487,802	487,802	1,368,667	898,942	2,267,609
Commercial Industrial	6,313	28,216	34,529	62,604	28,216	90,820
Commercial Retail	42,078	70,384	112,462	318,663	215,938	534,601
Total	$1,135,143	$658,023	$1,793,166	$5,043,527	$5,294,121	$10,337,648

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$24.51	$2.83	$16.64	$23.27	$6.78	$9.87
Commercial Medical	0.00	27.11	0.53	1.44	17.72	2.27
Commercial Industrial	0.92	0.67	0.71	0.82	0.65	0.76
Commercial Retail	4.08	2.02	2.49	7.84	1.78	3.30
Total	$1.17	$5.48	$1.64	$4.18	$6.40	$5.08

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Months Ended
	04/30/2008	01/31/2008	10/31/2007	07/31/2007	04/30/2007
Number of Units	9,500	9,500	9,337	9,337	9,337
Average Investment Per Unit	$53,672	$53,313	$52,898	$52,524	$52,206

Average Scheduled Rent per Unit
Stabilized	707.93	703.00	698.58	696.63	695.71
Non-Stabilized	577.00	549.10	542.48	535.95	467.72
	692.85	686.38	683.01	680.59	674.93

Total Receipts per Unit
Stabilized	666.23	668.10	668.32	650.20	642.93
Non-Stabilized	508.24	499.01	506.14	473.57	441.54
	648.03	649.84	652.15	632.59	624.57
Occupancy %
Stabilized	92.8%	93.7%	94.1%	92.6%	92.4%
Non-Stabilized	84.6%	87.3%	89.9%	82.3%	93.2%
	92.1%	93.1%	93.8%	91.8%	92.5%

Operating Expenses as a % of Scheduled Rent
Stabilized	45.8%	44.3%	45.3%	43.1%	45.3%
Non-Stabilized	46.4%	44.9%	46.4%	47.5%	45.7%
Total	45.9%	44.4%	45.4%	43.5%	45.3%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST TENANTS – BASED ON ANNUALIZED BASE RENT
as of April 30, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Edgewood Vista/Sunwest Management, Inc.	19	250	9.4%	909,591	8.6%
St. Lukes Hospital of Duluth, Inc.	6	87	3.5%	198,775	1.9%
Fairview Health	8	51	2.3%	167,115	1.6%
Applied Underwriters	3	106	2.2%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	31	2.0%	224,650	2.1%
UGS Corp.	1	40	1.7%	122,567	1.2%
HealthEast Care System	1	130	1.6%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	64	1.5%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	92	1.5%	424,147	4.0%
Allina Health System	5	36	1.4%	87,589	0.8%
Total/Weighted Average		84	27.1%	2,512,514	23.7%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2008

Fiscal Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent
Commercial Office
2009	63	450,143	10.8%	$4,568,661	$10.15	8.8%
2010	74	739,701	17.8%	9,024,375	12.20	17.4%
2011	59	589,818	14.2%	7,618,245	12.92	14.7%
2012	41	743,200	17.9%	9,916,850	13.34	19.2%
2013	33	575,359	13.8%	6,343,937	11.03	12.3%
2014 and thereafter	46	1,063,024	25.5%	14,293,735	13.45	27.6%
	316	4,161,245	100.0%	$51,765,803	$12.44	100.0%

Commercial Medical
2009	20	52,779	2.8%	$758,537	$14.37	2.6%
2010	19	51,017	2.7%	765,140	15.00	2.7%
2011	11	43,290	2.3%	703,958	16.26	2.5%
2012	24	91,864	4.9%	1,669,611	18.17	5.8%
2013	10	46,922	2.5%	846,313	18.04	2.9%
2014 and thereafter	71	1,590,338	84.8%	24,036,878	15.11	83.5%
	155	1,876,210	100.0%	$28,780,437	$15.34	100.0%

Commercial Industrial
2009	5	149,473	5.6%	$557,923	$3.73	5.5%
2010	6	256,657	9.5%	775,783	3.02	7.6%
2011	15	1,196,556	44.5%	4,170,693	3.49	40.8%
2012	2	237,066	8.8%	640,078	2.70	6.2%
2013	4	263,834	9.8%	1,276,142	4.84	12.5%
2014 and thereafter	8	587,235	21.8%	2,797,077	4.76	27.4%
	40	2,690,821	100.0%	$10,217,696	$3.80	100.0%

Commercial Retail
2009	30	173,981	14.7%	$1,263,146	$7.26	13.9%
2010	48	212,180	17.8%	1,378,833	6.50	15.2%
2011	38	252,675	21.3%	2,438,412	9.65	26.8%
2012	21	197,145	16.6%	1,026,229	5.21	11.3%
2013	12	63,700	5.4%	378,514	5.94	4.2%
2014 and thereafter	22	287,588	24.2%	2,605,780	9.06	28.6%
	171	1,187,269	100.0%	$9,090,914	$7.66	100.0%

Commercial Total
2009	118	826,376	8.3%	$7,148,267	$8.65	7.2%
2010	147	1,259,555	12.7%	11,944,131	9.48	12.0%
2011	123	2,082,339	21.0%	14,931,308	7.17	14.9%
2012	88	1,269,275	12.8%	13,252,768	10.44	13.3%
2013	59	949,815	9.6%	8,844,906	9.31	8.9%
2014 and thereafter	147	3,528,185	35.6%	43,733,470	12.40	43.7%
	682	9,915,545	100.0%	$99,854,852	$10.07	100.0%

* Annualized Rent is monthly scheduled rent as of April 30, 2008 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2008 ACQUISITION SUMMARY
as of April 30, 2008
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	April 30, 2008 Leased Percentage	Investment

Barry Pointe	Kansas City, MO	Commercial Medical	May 2, 2007	18,502	77.9%	100.0%	$3,200
Cedar Lake Business Center	St Louise Park, MN	Commercial Industrial	June 12, 2007	50,400	100.0%	100.0%	4,040
Urbandale 3900 106th Street	Urbandale, IA	Commercial Industrial	June 20, 2007	528,353	86.3%	100.0%	14,000
Plymouth 5095 Nathan Lane	Plymouth, MN	Commercial Office	July 17, 2007	20,528	100.0%	100.0%	2,000
Woodbury 1865 Woodlane	Woodbury, MN	Commercial Industrial	July 17, 2007	69,600	100.0%	100.0%	4,000
610 Business Center	Brooklyn Park, MN	Commercial Office	November 9, 2007	78,560	100.0%	100.0%	6,500
Greenfield Apartments	Omaha, NE	Multi-Family Residential	December 12, 2007	96	96.4%	93.8%	4,700
Intertech Office Building	Fenton, MO	Commercial Office	December 28, 2007	64,607	90.6%	90.6%	7,000
Cottonwood IV Apartments*	Bismarck, ND	Multi-Family Residential	January 2, 2008	67	7.9%	47.8%	6,191
Edgewood Vista – Billings	Billings, MT	Commercial Medical	February 29, 2008	11,800	100.0%	100.0%	4,250
Edgewood Vista – East Grand Forks	East Grand Forks	Commercial Medical	February 29, 2008	18,488	100.0%	100.0%	4,990
Edgewood Vista – Sioux Falls	Sioux Falls, SD	Commercial Medical	February 29, 2008	11,800	100.0%	100.0%	3,350
Edina 6405 France Medical	Edina, MN**	Commercial Medical	March 3, 2008	55,478	100.0%	100.0%	13,615
Edina 6363 France Medical	Edina, MN**	Commercial Medical	March 3, 2008	70,934	98.3%	98.3%	13,360
Minneapolis 701 25th Ave Medical (Riverside)	Minneapolis, MN	Commercial Medical	March 3, 2008	57,212	100.0%	100.0%	8,000
Burnsville 303 Nicollet Medical (Ridgeview)	Burnsville, MN	Commercial Medical	Mach 3, 2008	53,466	100.0%	100.0%	8,800
Burnsville 305 Nicollet Medical (Ridgeview South)	Burnsville, MN	Commercial Medical	March 3, 2008	36,199	100.0%	100.0%	5,900
Eagan 1440 Duckwood Medical	Eagan, MN	Commercial Medical	March 3, 2008	17,640	100.0%	100.0%	2,325
Edgewood Vista – Belgrade	Belgrade, MT	Commercial Medical	March 6, 2008	5,192	100.0%	100.0%	2,100
Edgewood Vista – Columbus	Columbus, NE	Commercial Medical	March 6, 2008	5,194	100.0%	100.0%	1,450
Edgewood Vista – Fargo	Fargo, ND	Commercial Medical	March 6, 2008	168,811	100.0%	100.0%	25,850
Edgewood Vista – Grand Island	Grand Island, NE	Commercial Medical	March 6, 2008	5,185	100.0%	100.0%	1,400
Edgewood Vista – Norfolk	Norfolk, NE	Commercial Medical	March 6, 2008	5,135	100.0%	100.0%	1,300
Eagan 2785 & 2795 Hwy, 55	Eagan, MN	Commercial Industrial	March 31, 2008	198,600	100.0%	100.0%	6,400
			Total Square Feet	1,551,684			$154,721
			Total Units	163
*     Development property placed in service January 2, 2008

**          Acquisition of lease hold interests only (air rights lease and ground leases)

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2007 AND 2008 DEVELOPMENT SUMMARY
as of April 30, 2008
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost	Cash Cost to Date	Anticipated Construction Completion Date
401 South Main, Minot, ND	10 Units	0%	$793	$46	September 2008
2828 Chicago Avenue Medical Building, Minneapolis, MN	56,000 s.f.	73%	15,700	8,163	August 2008
Southdale Medical Building Expansion, Edina, MN	27,750 s.f.	75%	10,988	5,459	July 2008
IRET Corporate Plaza, Minot, ND	67 units & 60,100 s.f.	33%	20,739	9,188	October 2008
		Total	$48,220	$22,856